Exhibit 10.4

EXECUTION COPY

AMENDED AND RESTATED SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) is made and entered into as of December 5, 2016, by and among (i) ALMOST FAMILY, INC., a Delaware corporation (“Borrower”), (ii) each of the SUBSIDIARY GUARANTORS identified as such on the signatures pages to this Agreement (together with any additional Subsidiaries of the Borrower which become parties to this Agreement by executing a supplement hereto in the form attached as Annex I, collectively with the Borrower, the “Grantors”), and (iii) JPMORGAN CHASE BANK, N.A., acting as Administrative Agent (“Administrative Agent”) pursuant to the Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; certain capitalized terms used in this Agreement have the meanings assigned to such terms in the Credit Agreement unless expressly otherwise defined in this Agreement and are incorporated by reference herein) entered into among Borrower, Administrative Agent and the Lenders from time to time party thereto as defined in the Credit Agreement.

WHEREAS, the Credit Agreement amends and restates in its entirety the Existing Credit Agreement (as defined in the Credit Agreement), providing that, subject to the terms and conditions set forth in the Credit Agreement, the Lenders have severally agreed to make the Commitment for Loans and Letters of Credit and other financial accommodations to or for the account of the Borrower;

WHEREAS, as a condition to the effectiveness of the Existing Credit Agreement, certain of the Grantors entered into the Security Agreement, dated as of December 2, 2010, with the Administrative Agent (as previously amended, restated, supplemented or otherwise modified, the “Existing Security Agreement”);

WHEREAS, each Grantor party to the Existing Security Agreement wishes to affirm its obligations under the terms of the Existing Security Agreement and to amend and restate the terms of the Existing Security Agreement and each Grantor wishes to secure its obligations to the Secured Parties pursuant to the terms of this Agreement; and

WHEREAS, Lenders have required as one of the conditions to the effectiveness of the Credit Agreement that each of the Grantors execute and deliver this Agreement to Administrative Agent for its benefit and the ratable benefit of the Secured Parties;

NOW, THEREFORE, each of the Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby agree as follows:

1.                                      Reaffirmation and Grant of Security. Each Grantor party to the Existing Security Agreement acknowledges and agrees with the Administrative Agent that the Existing Security Agreement is amended, restated and superseded in its entirety pursuant to the terms hereof.  Each Grantor party to the Existing Security Agreement reaffirms the security interest granted under the terms and conditions of the Existing Security Agreement and agrees that such security interest (including, without limitation, any filings made in connection therewith) remains in full force and effect and is hereby ratified, reaffirmed and confirmed.  For valuable consideration, the receipt and

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legal sufficiency of which is hereby acknowledged by the Grantors, each Grantor hereby pledges, assigns, transfers, and grants to Administrative Agent, for the benefit of itself and for the ratable benefit of the Secured Parties, a continuing security interest in all property described in Exhibit A attached to and made a part of this Agreement as Collateral (the “Collateral”) to secure the prompt and complete payment and performance of the Secured Obligations; provided, that in no case shall the Collateral include any Excluded Assets.

2.                                      Authorization to File Financing Statements. Each Grantor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any Uniform Commercial Code (“UCC”) jurisdiction any initial financing statements and amendments thereto that (i) indicate the Collateral (a) as all personal property of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC as in effect in the Commonwealth of Kentucky on the date of this Agreement (“Kentucky UCC”) or the UCC of any other applicable jurisdiction, or (b) as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by part 5 of Article 9 of the Kentucky UCC or the UCC of any other applicable jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (x) whether such Grantor is an organization, the type of organization, and any organizational identification number issued to such Grantor and, (y) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to Administrative Agent promptly upon request. Each Grantor also ratifies, if applicable, its authorization for the Administrative Agent to have filed any initial financing statements or amendments thereto if filed before the date of this Agreement (including, without limitation, any filings made in connection with the Existing Security Agreement).

3.                                      Representations and Warranties. Each Grantor represents and warrants to Administrative Agent that:

A.                                    Each Grantor’s exact legal name (i.e., the exact name of such Grantor as it appears in such Grantor’s organizational documents, as amended, as filed in such Grantor’s jurisdiction of organization or formation) and organizational form (e.g. corporation, limited liability company) is that name and form set forth in the preamble to this Agreement in the case of Borrower and the signature pages of this Agreement in the case of each Grantor.

B.                                    Each Grantor’s mailing address and chief executive office is set forth in Exhibit B attached to and made a part of this Agreement.

C.                                    The Collateral is used for business purposes, and the Collateral and the books and records pertaining to the Collateral are maintained at the addresses set forth in Exhibit B to this Agreement.

D.                                    Each Grantor is the owner of the Collateral or has rights in or the power to transfer the Collateral and the Collateral is free from all liens and security interests as of the date of this Agreement except for the liens and security interests permitted by the express terms of the Loan Documents.

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E.                                     The execution and performance of this Agreement will not, either immediately, or with notice and/or passage of time, result in the creation or imposition of any encumbrance upon any of the Collateral except as granted by this Agreement.

F.                                      At no time during the five (5) years preceding the date of this Agreement has any Grantor or any other business or organization to which such Grantor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise operated under any assumed name or other name than the name of such Grantor first set forth in this Agreement.

G.                                    No Grantor holds any commercial tort claim except any as more particularly described in Exhibit A to this Agreement.

H.                                   The names and addresses of all persons or entities other than a Grantor that have possession or are intended to have possession of any of the Collateral are set forth in Exhibit B to this Agreement.

I.                                        Exhibit B to this Agreement contains a complete and accurate listing as of the date hereof of all Intellectual Property of any Grantor that is registered with the United States Patent and Trademark Office, the United States Copyright Office or other Governmental Authority.

J.                                        The security interests granted pursuant to this Agreement constitute a legal and valid first priority security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, securing the payment and performance of each Grantor’s Secured Obligations and upon completion of the filings and other actions specified on Exhibit C to this Agreement (all of which, in the case of all filings and other documents referred to on said Exhibit, have been delivered to the Administrative Agent in duly completed and executed form, as applicable, and may be filed by the Administrative Agent at any time) and payment of all filing fees, will constitute fully perfected security interests in all of the Collateral, prior to all other Liens on the Collateral except for those expressly permitted by Section 6.02 of the Credit Agreement.

4.                                      Covenants. Each Grantor agrees with Administrative Agent that until the Secured Obligations have been paid in full and discharged to the satisfaction of Administrative Agent:

A.                                    Each Grantor will execute and deliver to Administrative Agent all information, legal descriptions, financing statements and any amendments thereto to the extent, if any, that such Grantor’s signature thereof is required, and such other documents and instruments pertaining to the Collateral as are necessary in the sole opinion of Administrative Agent to create, perfect, maintain, preserve and enforce the security interest of Administrative Agent in and if applicable, control of, the Collateral, including, but not limited to, the following actions with respect to the following types of Collateral:

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(1)                                 If any Grantor owns or acquires any instrument (other than checks and other payment instruments received and collected in the ordinary course of business), promissory note or tangible chattel paper in an amount as to each such item of $10,000 or more, or in any amount at a time when the sum of all such instruments exceeds $100,000, such Grantor shall within ten (10) days of such ownership or acquisition notify Administrative Agent thereof and shall at Administrative Agent’s request and option, promptly endorse, assign and deliver the same to Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as Administrative Agent may from time to time specify as further security hereunder.

(2)                                 For each deposit or similar account that any Grantor at any time opens or maintains, such Grantor shall, at Administrative Agent’s request and option, pursuant to an agreement in form and substance satisfactory to Administrative Agent, either (i) cause the depositary bank to agree to comply at any time with instructions from Administrative Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of such Grantor, or (ii) arrange for Administrative Agent to become the customer of the depositary bank with respect to the deposit account, with such Grantor being permitted, only with the consent of Administrative Agent, to exercise rights to withdraw funds from such deposit account. Each Grantor hereby appoints Administrative Agent as the attorney-in-fact for such Grantor, which appointment is coupled with an interest and is irrevocable, for the purpose of executing and delivering on each such Grantor’s behalf the agreements authorized in the immediately preceding sentence. The provisions of this Section 4(A)(2) of this Agreement shall not apply to deposit accounts for which Administrative Agent is the depositary, nor to deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Grantor’s salaried employees.

(3)                                 If any inventory or other goods having a value greater than $10,000 are at any time in the possession of a bailee, the Grantors shall promptly notify Administrative Agent thereof and, if requested by Administrative Agent, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to Administrative Agent, that the bailee holds such Collateral for the benefit of Administrative Agent and shall act upon the instructions of Administrative Agent, without the further consent of any Grantor.

(4)                                 If any Grantor at any time holds or acquires an interest having a value greater than $10,000 in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify Administrative Agent thereof and, at the request of Administrative Agent, shall take such action as Administrative Agent may reasonably request to vest in Administrative Agent control of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

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(5)                                 If any Grantor is at any time a beneficiary under a letter of credit with a stated amount of $25,000 or more, such Grantor shall promptly notify Administrative Agent thereof and, at the request and option of Administrative Agent, such Grantor shall, pursuant to an agreement in form and substance satisfactory to Administrative Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Administrative Agent of the proceeds of any drawing under the letter of credit, or (ii) arrange for Administrative Agent to become the transferee beneficiary of the letter of credit, with Administrative Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be released to such Grantor unless an Event of Default has occurred and is continuing, in which case the proceeds shall, at the option of Administrative Agent, be retained by Administrative Agent as cash collateral for the Secured Obligations or applied as a prepayment of the Loans.

(6)                                 If any Grantor shall at any time hold or acquire a commercial tort claim with an estimated value of $25,000 or more, such Grantor shall immediately notify Administrative Agent in a writing signed by such Grantor and describing the brief details thereof and grant to Administrative Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Administrative Agent.

(7)                                 If any Grantor at any time registers any Intellectual Property with an agency of the government of the United States, such Grantor will provide Administrative Agent with details of that registration concurrently therewith and, if requested by Administrative Agent, enter into such documentation as Administrative Agent requests in order to perfect or otherwise protect the security interest of Administrative Agent for the benefit of the Secured Parties therein.

B.                                    Each Grantor will take any other action reasonably requested by Administrative Agent to insure the attachment, perfection and first priority of, and the ability of Administrative Agent to enforce, Administrative Agent’s security interest in any and all of the Collateral including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Kentucky UCC or the UCC of any other jurisdiction, to the extent, if any, that such Grantor’s signature thereon is required therefor, (ii) causing Administrative Agent’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Administrative Agent to enforce, Administrative Agent’s security interest in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Administrative Agent to enforce, Administrative Agent’s security interest in such Collateral, (iv) obtaining governmental and other third party consents and approvals, including without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (v) obtaining waiver from mortgagees and landlords in form and substance satisfactory to Administrative Agent, (vi) providing Administrative Agent from time to time on or before five (5) days following any request from Administrative Agent for same with a current listing of all deposit accounts maintained by or in the name of such Grantor and the names and addresses of all account debtors and customers of such Grantor or such other information with respect to any Collateral as the Administrative Agent may reasonably request, and (vii) taking all actions required by any earlier versions of the UCC or, as applicable, by other law, in any relevant UCC jurisdiction, or, as applicable, by other law as applicable in any foreign jurisdiction.

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C.                                    Each Grantor will defend the Collateral against the claims and demands of all persons; comply in all material respects with all applicable federal, state and local statutes, laws, rules and regulations, the noncompliance with which could have a material adverse effect on the value of the Collateral or the security intended to be afforded Administrative Agent hereby; and pay all ad valorem property taxes which constitute or may constitute a lien against any of the Collateral, prior to the date when penalties or interest would attach to such taxes.

D.                                    Each Grantor will, if requested by Administrative Agent, insure the Collateral at such Grantor’s expense against such risks, in such amounts, and with such insurers as Administrative Agent may request. Each Grantor’s policies of insurance shall contain waiver of subrogation clauses, shall name Administrative Agent as an additional insured or loss payee, as applicable, pursuant to a standard Administrative Agent’s endorsement and shall, unless otherwise agreed by the Administrative Agent, provide that such policies may not be canceled or modified except on thirty (30) days’ prior written notice thereof (or ten (10) days in the case of cancellation for non-payment of premiums) from the insurer to Administrative Agent and otherwise shall be on terms satisfactory to Administrative Agent.  Each Grantor shall promptly deliver the original or, at the option of Administrative Agent, certificates of all such insurance policies to Administrative Agent and shall also cause to be delivered to Administrative Agent all renewals thereof. Each Grantor also shall deliver to Administrative Agent at least ten (10) days prior to the respective due dates, renewal dates or expiration dates of such policies, proof of advance payment of all premiums thereof. If any Grantor fails to obtain such insurance, Administrative Agent shall have the absolute right (but not the obligation) to obtain same at such Grantor’s expense, and such Grantor shall reimburse Administrative Agent therefor, with interest thereon at the Alternate Base Rate immediately upon Administrative Agent’s demand.

Each Grantor hereby assigns to Administrative Agent all rights to receive proceeds of all insurance which is or may be required pursuant to this Section 5(D), not exceeding the unpaid balance of the Secured Obligations to Administrative Agent, and authorizes Administrative Agent as the agent of such Grantor and its attorney-in-fact to obtain, following the occurrence and during the continuance of an Event of Default, such proceeds and to endorse and negotiate any draft for such proceeds in such Grantor’s name or otherwise. In the event of damage or destruction of any of the Collateral covered by such insurance, any proceeds from such insurance shall upon request of Administrative Agent, following the occurrence and during the continuance of an Event of Default, be paid to Administrative Agent and, at the option of Administrative Agent, be applied either to reduce the Secured Obligations, or endorsed to the applicable Grantor and disbursed from time to time by Administrative Agent at such Grantor’s written request but only for the repair and/or replacement of such damaged or destroyed Collateral. While such insurance proceeds are in the possession of Administrative Agent, Administrative Agent shall have and hereby is granted by any such Grantor a first and prior security interest in such proceeds and cash and in all the repaired and replaced Collateral, and each such Grantor shall execute all such instruments in connection therewith as Administrative Agent shall require.

E.                                     Each Grantor will keep the Collateral in good condition and repair, reasonable wear and tear excepted, and will permit Administrative Agent and its designees to inspect the Collateral and the books and records of such Grantor at any reasonable time and from time to time.

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F.                                      Each Grantor will maintain accurate records of the Collateral, and will permit Administrative Agent, upon request by Administrative Agent from time to time, to inspect the Collateral and all evidence of ownership of the Collateral and all other books and records relating to the Collateral.

G.                                    Each Grantor will advise Administrative Agent in writing, at least thirty (30) days prior thereto, of any change in the locations where any of the Collateral is kept.

H.                                   No Grantor will permit any part of the Collateral, or any of the records concerning same, to be removed from the present locations thereof except in the ordinary course of business without the prior written consent of Administrative Agent, provided such consent is not unreasonably withheld.

I.                                        No Grantor will (i) sign or authorize the signing on such Grantor’s behalf or the filing of any financing statement naming such Grantor as debtor covering all or any portion of the Collateral or (ii) permit any liens or security interests to attach to any of the Collateral except the security interests created by this Agreement and otherwise as permitted by the express terms of Section 6.02 of the Credit Agreement.

J.                                        No Grantor will permit any material part of the Collateral to be levied upon under any legal process.

K.                                    No Grantor will sell, assign, lease or otherwise dispose of any of the Collateral except in the ordinary course of business and when such disposal of Collateral shall not have a material adverse effect on the business of such Grantor, without the prior written consent of Administrative Agent.

L.                                     No Grantor will permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded (material to the assets or the businesses of such Grantor or the value of the security hereunder) by this Agreement.

M.                                 No Grantor will permit any of the Collateral to become an accession or improvement to, or affixed to, other property in which Administrative Agent does not hold a security interest.

N.                                    No Grantor will, except upon thirty (30) days’ prior written notice to the Administrative Agent and the delivery to the Administrative Agent of duly authorized and, where required, executed copies of all additional financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein, (i) without limiting the prohibitions on mergers involving the Grantors contained in the Credit Agreement, change its legal name, jurisdiction of organization or the location of its chief executive office or sole place of business, if applicable, form that referred to in Exhibit B to this Agreement, or (ii) change its legal name, identity or structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading.

O.                                    No Grantor will, nor will it permit any Subsidiary to, amend, modify or waive any of its rights under its charter, articles or certificate of organization or incorporation and

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bylaws or operating, management or partnership agreement, joint venture agreement or other organizational or governing documents, to the extent any such amendment, modification or waiver would be adverse to the Secured Parties.

5.                                      Appointment of Attorney-in-Fact. Each Grantor hereby irrevocably appoints Administrative Agent as such Grantor’s attorney-in-fact to do all acts and things which Administrative Agent may deem necessary or appropriate to perfect and continue perfected the security interest in the Collateral granted pursuant to this Agreement and to protect the Collateral, including, but not in any way limited to, the execution, if required, and filing of financing statements or amendments thereto covering the Collateral in Grantor’s name, as Grantor’s attorney-in-fact, wherever and whenever Administrative Agent deems appropriate. All fees and taxes required for or in connection with any such filing shall be paid for by Grantor on demand of Administrative Agent and if paid by Administrative Agent, Grantor shall provide reimbursement therefor, with interest thereon at the Applicable Rate, immediately upon request of Administrative Agent.

Each Grantor acknowledges that pursuant to Section 9-509(b) of the UCC and any other applicable law, the Administrative Agent is authorized to file or record financing or continuation statements, and amendments thereto, and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect or maintain the perfection of the security interests of the Administrative Agent under this Agreement.  Each Grantor agrees that such financing statements may describe the Collateral in the same manner as described in the Collateral Documents or as “all assets” or “all personal property” of such Grantor, whether now owned or hereafter existing or acquired by such Grantor or such other description as the Administrative Agent, in its sole judgment, determines is necessary or advisable.  A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

6.                                      Default and Remedies. Upon the occurrence of any Event of Default, Administrative Agent may declare all of the Secured Obligations to be automatically and immediately due and payable in full, without demand or notice of any kind, and Administrative Agent shall have all rights and remedies in and against the Collateral and otherwise of a secured party under the Kentucky UCC (whether or not the Kentucky UCC applies to the affected Collateral), the UCC of any other jurisdiction, and all other applicable laws or in equity, and shall also have all rights and remedies provided herein, and in any other agreements between any Grantor and Administrative Agent, all of which rights and remedies shall, to the fullest extent permitted by law, be cumulative.  Administrative Agent shall have the right to have the Collateral and all of the records pertaining to the Collateral delivered to Administrative Agent by any Grantor at a place reasonably convenient to Administrative Agent and such Grantor. If the Collateral consists in whole or in part of accounts, general intangibles and/or contract rights, Administrative Agent shall have the right to notify all obligors of any of the same that the same have been assigned to Administrative Agent and that all payments thereon are to be made directly to Administrative Agent, including to any cash collateral account Administrative Agent elects to establish in the name of Administrative Agent for the benefit of any Grantor, and to settle, compromise, or release, on terms acceptable to Administrative Agent, in whole or in part, any amounts owing on such accounts, general intangibles and contract rights, and to enforce payment and prosecute any action

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or proceeding with respect to same, and to extend the time of payment, make allowances and adjustments to and issue credits in the name of Administrative Agent or any Grantor. Each Grantor will pay, as part of the Secured Obligations secured hereby, all amounts, including but not limited to Administrative Agent’s reasonable attorneys’ fees, where permitted by applicable law, the cost of any field audit of the Collateral conducted by Administrative Agent or a third party at the request of Administrative Agent, the expenses of any accountants or consultants engaged by Administrative Agent to examine the financial and accounting records of such Grantor, and all sums paid by Administrative Agent (i) for taxes, levies and insurance on, repair to, or appraisals, valuations and maintenance of, the Collateral or any real estate owned in fee or leased by any Grantor and encumbered by a lien in favor of Administrative Agent securing any part of the Secured Obligations, and (ii) in collecting proceeds of, taking possession of, disposing of, or preserving the Collateral, either directly or pursuant to the appointment of a receiver, with interest on all of same at the Applicable Rate. Administrative Agent may bid upon and purchase any or all of the Collateral at any public sale thereof. Administrative Agent may dispose of all or any part of the Collateral at public or private sale(s) in one or more lots and at one or more times and from time to time, and upon such terms and conditions, including a credit sale, as Administrative Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Administrative Agent may sell the Collateral without giving any warranties as to the Collateral and may specifically disclaim any warranties of title or the like. Administrative Agent may apply the net proceeds (in the case of a credit sale such Grantor will only be credited with payments actually received by Administrative Agent as a part of any such credit sale) of any such disposition of the Collateral or any part thereof, after deducting all costs incurred in connection therewith, including Administrative Agent’s reasonable attorneys’ fees, and costs and expenses incidental to the holding, or preparing for sale, in whole or in part, of the Collateral, and with interest thereon at the Alternate Base Rate, in such order as Administrative Agent may, in accordance with applicable laws, elect, to the Secured Obligations and any remaining proceeds shall be paid to the applicable Grantor or other party entitled thereto.

7.                                      Termination. This Agreement and the security interest and the rights of Administrative Agent hereunder shall terminate on the date that all of the Secured Obligations have been paid in full or otherwise discharged to the complete satisfaction of Administrative Agent, except that such termination shall be void and the security interest and the rights of Administrative Agent hereunder automatically shall be reinstated if, following such termination, a claim (“Post Termination Claim”) is made against Administrative Agent under any federal, state or other bankruptcy, insolvency or similar law to recover any payments made on the Secured Obligations. Upon such termination, Administrative Agent shall, upon request of, and at the cost and expense of the Grantors, execute and deliver for filing in each office where any financing statement relative to this Agreement shall have been filed, termination statements under the Uniform Commercial Code terminating Administrative Agent’s interests in the Collateral, subject to the provisions concerning a Post Termination Claim set forth in the immediately preceding sentence.

8.                                      Notices. Except for any notice required under applicable law to be given in another manner, any notice given under this Agreement shall be given in the manner stipulated by Section 9.01 of the Credit Agreement. Each Grantor irrevocably designates Borrower as the agent for such Grantor for the purpose of receiving any notices from Administrative Agent or any other Secured Party pursuant to this Agreement and agrees that notices given by Administrative Agent or any

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other Secured Party to the Borrower shall be effective as notice to each Grantor if given in a manner stipulated by the Credit Agreement.

9.                                      Acknowledgments and Waivers. Each Grantor agrees that the whole or any part of the Collateral and any other security now or hereafter held for any of the Secured Obligations secured hereby may be exchanged, compromised or surrendered by the Administrative Agent from time to time; that any guarantor, now or hereafter, of any of the Secured Obligations, and any pledgors of Collateral now or hereafter for any of the Secured Obligations may be released in whole or in part from time to time; that any of the Secured Obligations may be renewed or extended or accelerated, in whole or in part from time to time; that any of the provisions of any of the Loan Documents or of any other instrument or agreement securing, guaranteeing or otherwise pertaining to the Secured Obligations may be modified or waived on one or more occasions; and that each Grantor and the Collateral pledged hereunder shall remain bound hereunder notwithstanding any such exchanges, compromises, surrenders, extensions, renewals, accelerations, indulgences or releases, all of which may be effective without notice to or further consent by any Grantor and none of which shall affect the right of the Administrative Agent to pursue the remedies available to the Administrative Agent under this Agreement or otherwise. The ability of Administrative Agent to pursue its remedies hereunder with respect to the Collateral shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against any Grantor or any other person or entity or against any or all of the other security or liens available to the Administrative Agent for the payment of the Secured Obligations secured hereby. Each Grantor hereby waives any claim to marshalling of assets, any right to require that any action be brought against such Grantor or any other person or entity prior to the exercise by Administrative Agent of its remedies with respect to the Collateral, and waives any right to require that resort be had to any security apart from the Collateral prior to action by Administrative Agent hereunder to realize upon the Collateral.

10.                               Other Provisions and Conditions.

A.                                    Without limiting the generality of Section 1 hereof, the security interest created by this Agreement attaches to all types of property described in the Agreement and hereafter acquired by any Grantor, whether as replacement for any of the Collateral or otherwise.

B.                                    This Agreement shall bind each Grantor and its successors and assigns and shall inure to the benefit of Administrative Agent and its successors and assigns.

C.                                    Time shall be of the essence in the performance by each Grantor of all the covenants, obligations and agreements of such Grantor hereunder.

D.                                    The invalidity or unenforceability of any provision hereof shall not affect or impair the validity or enforceability of any other provisions of this Agreement.

E.                                     As used herein, as appropriate, the singular use includes the plural, and the plural includes the singular.

F.                                      All exhibits and schedules attached to this Agreement are an integral part hereof and are incorporated herein as though fully set forth at this point.

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G.                                    No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power, remedy or privilege vested in Administrative Agent or any other Secured Party by this Agreement shall operate as a waiver thereof, and any waiver by Administrative Agent or any other Secured Party shall only be effective if in writing and signed by an officer of Administrative Agent.

H.                                   No amendment or modification of any provision of this Agreement, nor consent to any departure by any party therefrom, shall be binding and effective unless the same shall be in writing and signed by a duly authorized representative of Administrative Agent, which writing shall be strictly construed.

I.                                        In the event of any inconsistency between the several captions and section headings of this Agreement and the provisions to which they pertain, the meaning of the provisions shall control.

J.                                        This Agreement contains the final, complete and exclusive agreement of the parties pertaining to its subject matter and supersedes all prior written and oral agreements pertaining thereto.

K.                                    Any word used in Exhibit A to this Agreement (and elsewhere in this Agreement unless the context requires otherwise), and defined in the Kentucky UCC shall have the meaning set forth for such word in the Kentucky UCC; provided, however, that the term “instrument” shall be such term as defined in Article 9 of the Kentucky UCC rather than Article 3 of the Kentucky UCC. No reference to the word “proceeds” in Exhibit A to this Agreement (and elsewhere in this Agreement) authorizes any sale, transfer, or other disposition of the Collateral by any Grantor.

11.                               Counterparts and Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

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12.                               Governing Law. This Agreement was negotiated in the Commonwealth of Kentucky, the promissory note or notes secured by this Agreement were delivered by each applicable Grantor and accepted by Administrative Agent in the Commonwealth of Kentucky, and the proceeds of the promissory note or notes secured hereby were disbursed from the Commonwealth of Kentucky, which state each Grantor and Administrative Agent agree has a substantial relationship to such Grantor and Administrative Agent and to the underlying transactions in connection with which this Agreement was granted. This Agreement, including matters of construction, validity and performance, and the obligations arising hereunder, shall be construed in accordance with and otherwise governed in all respects by the laws of the Commonwealth of Kentucky applicable to contracts made and performed in such state and any applicable law of the United States of America, except to the extent the Kentucky UCC provides for the application of the UCC or the other law of another state.

13.                               Consent to Jurisdiction and Venue. Each Grantor hereby consents to the jurisdiction of any state or federal court located within the County of Jefferson, Commonwealth of Kentucky, in connection with any action or proceeding pertaining to this Agreement or the Secured Obligations, and irrevocably agrees that, subject to the Administrative Agent’s sole and absolute election, any case or proceeding relating to Title XI of the United States Code and any actions relating to the Secured Obligations secured hereby shall be litigated in such courts, and each Grantor waives any objection that such Grantor may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court. Nothing contained in this Section shall affect the right of the Administrative Agent or any Secured Party to bring any action or proceeding against any Grantor or the property of any Grantor in the courts of any other jurisdiction.

14.                               WAIVER OF TRIAL BY JURY. THE ADMINISTRATIVE AGENT AND EACH GRANTOR ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY KNOWINGLY, VOLUNTARILY, AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AFTER HAVING CONSULTED OR HAVING HAD AMPLE OPPORTUNITY TO CONSULT THEIR RESPECTIVE LEGAL COUNSEL CONCERNING THE CONSEQUENCES OF SUCH WAIVER, TRIAL BY JURY IN ANY ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) OR OTHER PROCEEDING BROUGHT TO ENFORCE OR DEFEND AGAINST COLLECTION OF OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

< the balance of this page intentionally has been left blank >

12

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

“Borrower”

ALMOST FAMILY, INC., a Delaware corporation

By:	/s/ C. Steven Guenthner
C. Steven Guenthner, as President, Principal Financial Officer, Secretary and Treasurer

“Subsidiary Guarantors”

[Signature Page to Amended and Restated Security Agreement]

1	ADULT DAY CARE OF AMERICA, INC., a Delaware corporation

2	AFAM MERGER, INC., a Delaware corporation

3	CAMBRIDGE HOME HEALTH CARE, INC., an Ohio corporation

4	CAMBRIDGE HOME HEALTH CARE, INC./PRIVATE, an Ohio corporation

5	CAMBRIDGE HOME HEALTH CARE HOLDINGS, INC., a Delaware corporation

6	CARETENDERS OF CLEVELAND, INC., a Kentucky corporation

7	CARETENDERS OF COLUMBUS, INC., a Kentucky corporation

8	CARETENDERS VISITING SERVICES EMPLOYMENT COMPANY, INC., a Kentucky corporation

9	NATIONAL HEALTH INDUSTRIES, INC., a Kentucky corporation

10	OMNI HOME HEALTH HOLDINGS, INC., a Delaware corporation

11	PATIENT CARE MEDICAL SERVICES, INC., a New Jersey corporation

12	PATIENT CARE NEW JERSEY, INC., a Delaware corporation

13	PATIENT CARE PENNSYLVANIA, INC., a Delaware corporation

14	PATIENT CARE, INC., a Delaware corporation

15	PRIORITY CARE, INC., a Connecticut corporation

16	SUNCREST HEALTHCARE, INC., a Georgia corporation

17	SUNCREST HOME HEALTH OF AL, INC., an Alabama corporation

[Signature Page to Amended and Restated Security Agreement]

18	SUNCREST HOME HEALTH OF CLAIBORNE COUNTY, INC., a Tennessee corporation

19	SUNCREST HOME HEALTH OF GEORGIA, INC., a Georgia corporation

20	SUNCREST HOME HEALTH OF MANCHESTER, INC., a Tennessee corporation

21	SUNCREST HOME HEALTH OF NASHVILLE, INC., a Tennessee corporation

22	SUNCREST HOME HEALTH OF SOUTH GA, INC., a Georgia corporation

23	SUNCREST LBL HOLDINGS, INC., a Tennessee corporation

24	SUNCREST TELEHEALTH SERVICES, INC., a Tennessee corporation

25	TENNESSEE NURSING SERVICES OF MORRISTOWN, INC., a Tennessee corporation

26	TRIGG COUNTY HOME HEALTH, INC., a Kentucky corporation

27	AFAM ACQUISITION LLC, a Kentucky limited liability company

28	ALMOST FAMILY ACO SERVICES OF KENTUCKY, LLC, a Kentucky limited liability company

29	ALMOST FAMILY ACO SERVICES OF SOUTH FLORIDA, LLC, a Florida limited liability company

30	ALMOST FAMILY ACO SERVICES OF TENNESSEE, LLC, a Tennessee limited liability company

[Signature Page to Amended and Restated Security Agreement]

31	ALMOST FAMILY PC OF FT. LAUDERDALE, LLC, a Florida limited liability company

32	ALMOST FAMILY PC OF KENTUCKY, LLC, a Kentucky limited liability company

33	ALMOST FAMILY PC OF SW FLORIDA, LLC, a Florida limited liability company

34	ALMOST FAMILY PC OF WEST PALM, LLC, a Florida limited liability company

35	BGR ACQUISITION, LLC, a Florida limited liability company

36	CARETENDERS OF JACKSONVILLE, LLC, a Florida limited liability company

37	CARETENDERS VISITING SERVICES OF DISTRICT 6 LLC, a Kentucky limited liability company

38	CARETENDERS VISITING SERVICES OF DISTRICT 7 LLC, a Kentucky limited liability company

39	CARETENDERS VISITING SERVICES OF GAINESVILLE, LLC, a Florida limited liability company

40	CARETENDERS VISITING SERVICES OF HERNANDO COUNTY, LLC, a Florida limited liability company

41	CARETENDERS VISITING SERVICES OF KENTUCKIANA, LLC, a Kentucky limited liability company

42	CARETENDERS VISITING SERVICES OF COLUMBUS, LLC, an Ohio limited liability company

[Signature Page to Amended and Restated Security Agreement]

43	CARETENDERS VISITING SERVICES OF OCALA, LLC, a Florida limited liability company

44	CARETENDERS VISITING SERVICES OF ORLANDO, LLC, a Kentucky limited liability company

45	CARETENDERS VISITING SERVICES OF PINELLAS COUNTY, LLC, a Florida limited liability company

46	CARETENDERS VISITING SERVICES OF SOUTHERN ILLINOIS, LLC, an Illinois limited liability company

47	CARETENDERS VISITING SERVICES OF ST. AUGUSTINE, LLC, a Florida limited liability company

48	CARETENDERS VISITING SERVICES OF ST. LOUIS, LLC, a Missouri limited liability company

49	CARETENDERS VNA OF OHIO, LLC, an Ohio limited liability company

50	CARETENDERS VS OF BOSTON, LLC, a Massachusetts limited liability company

51	CARETENDERS VS OF CENTRAL KY, LLC, a Kentucky limited liability company

52	CARETENDERS VS OF LINCOLN TRAIL, LLC, a Kentucky limited liability company

53	CARETENDERS VS OF LOUISVILLE, LLC, a Kentucky limited liability company

54	CARETENDERS VS OF OHIO, LLC, an Ohio limited liability company

[Signature Page to Amended and Restated Security Agreement]

55	CARETENDERS VS OF SE OHIO, LLC, an Ohio limited liability company

56	CARETENDERS VS OF WESTERN KY, LLC, a Kentucky limited liability company

57	HOME HEALTH AGENCY -CENTRAL PENNSYLVANIA, LLC, a Florida limited liability company

58	HOME HEALTH AGENCY-BREVARD, LLC, a Florida limited liability company

59	HOME HEALTH AGENCY-BROWARD, Inc., a Florida corporation

60	HOME HEALTH AGENCY -COLLIER, LLC, a Florida limited liability company

61	HOME HEALTH AGENCY -HILLSBOROUGH, LLC, a Florida limited liability company

62	HOME HEALTH AGENCY -ILLINOIS, LLC, a Florida limited liability company

63	HOME HEALTH AGENCY -INDIANA, LLC, a Florida limited liability company

64	HOME HEALTH AGENCY - PALM BEACHES, LLC, a Florida limited liability company

65	HOME HEALTH AGENCY -PENNSYLVANIA, LLC, a Florida limited liability company

66	HOME HEALTH AGENCY -PHILADELPHIA, LLC, a Florida limited liability company

67	HOME HEALTH AGENCY -PINELLAS, LLC, a Florida limited liability company

[Signature Page to Amended and Restated Security Agreement]

68	IMPERIUM HEALTH MANAGEMENT, LLC, a Kentucky limited liability company

69	IN HOMECARE NETWORK CENTRAL, LLC, an Indiana limited liability company

70	IN HOMECARE NETWORK NORTH, LLC, an Indiana limited liability company

71	MEDERI CARETENDERS VS OF SE FL, LLC, a Florida limited liability company

72	MEDERI CARETENDERS VS OF BROWARD, LLC, a Florida limited liability company

73	MEDERI CARETENDERS VS OF SW FL, LLC, a Florida limited liability company

74	MEDERI CARETENDERS VS OF TAMPA, LLC, a Florida limited liability company

75	OMNI HOME HEALTH SERVICES, LLC, a Delaware limited liability company

76	OMNI HOME HEALTH - DISTRICT 1, LLC, a Florida limited liability company

77	OMNI HOME HEALTH - DISTRICT 2, LLC, a Florida limited liability company

78	OMNI HOME HEALTH - DISTRICT 4, LLC, a Florida limited liability company

79	OMNI HOME HEALTH -HERNANDO, LLC, a Florida limited liability company

[Signature Page to Amended and Restated Security Agreement]

80	OMNI HOME HEALTH -JACKSONVILLE, LLC, a Florida limited liability company

81	OMNI HEALTH MANAGEMENT, LLC, a Florida limited liability company

82	PATIENT CARE CONNECTICUT LLC, a Connecticut limited liability company

83	PRINCETON HOME HEALTH, LLC, an Alabama limited liability company

84	SUNCREST COMPANION SERVICES, LLC, a Tennessee limited liability company

85	SUNCREST HEALTHCARE OF EAST TENNESSEE, LLC, a Tennessee limited liability company

86	SUNCREST HEALTHCARE OF MIDDLE TN, LLC, a Tennessee limited liability company

87	SUNCREST HEALTHCARE OF WEST TENNESSEE, LLC, a Tennessee limited liability company

88	SUNCREST HOME HEALTH OF TAMPA, LLC, a Florida limited liability company

89	SUNCREST HOME HEALTH OF MO, INC., a Missouri corporation

90	SUNCREST HOME HEALTH OF NORTH CAROLINA, INC., a North Carolina corporation

91	SUNCREST HOME HEALTH - SOUTHSIDE, LLC, a Georgia limited liability company

92	SUNCREST OUTPATIENT REHAB SERVICES OF TN, LLC, a Tennessee limited liability company

[Signature Page to Amended and Restated Security Agreement]

93	SUNCREST OUTPATIENT REHAB SERVICES, LLC, a Tennessee limited liability company

94	BRACOR, INC., a New York corporation

95	BHC SERVICES, INC., a New York corporation

96	WESTERN REGION HEALTH CORPORATION, a New York corporation

97	WILLCARE, INC., a New York corporation

98	PATIENT’S CHOICE HOMECARE, LLC, a Connecticut limited liability company

99	CONNECTICUT HOME HEALTH CARE, INCORPORATED, a Connecticut corporation

100	LITSON CERTIFIED CARE, INC., a New York corporation

101	LITSON HEALTH CARE, INC., a New York corporation

102	INGENIOS HEALTH HOLDINGS, INC., a Delaware corporation

103	INGENIOS HEALTH CO., a Delaware corporation

104	BLACK STONE OPERATIONS, LLC, an Ohio limited liability company

105	BLACK STONE OF CINCINNATI, LLC, an Ohio limited liability company

106	BLACK STONE OF DAYTON, LLC, an Ohio limited liability company

107	BLACK STONE OF CENTRAL OHIO, LLC, an Ohio limited liability company

108	BLACK STONE OF NORTHWEST OHIO, LLC, an Ohio limited liability company

109	BLACKSTONE GROUP, LLC, an Ohio limited liability company

[Signature Page to Amended and Restated Security Agreement]

110	BLACKSTONE HEALTH CARE, LLC, an Ohio limited liability company

111	S&B HEALTH CARE, LLC, an Ohio limited liability company

112	ADVANCED GERIATRIC EDUCATION & CONSULTING, LLC, an Ohio limited liability company

113	BLACK STONE OF NORTHEAST OHIO, LLC, an Ohio limited liability company

114	MJ NURSING AT BLACK STONE, LLC, an Ohio limited liability company

115	CARE ADVISORS BY BLACK STONE, LLC, an Ohio limited liability company

116	ASSISTED CARE BY BLACK STONE OF CINCINNATI, LLC, an Ohio limited liability company

117	HOME HEALTH CARE BY BLACK STONE OF CINCINNATI, LLC, an Ohio limited liability company

118	ASSISTED CARE BY BLACK STONE OF DAYTON, LLC, an Ohio limited liability company

119	HOME HEALTH CARE BY BLACK STONE OF DAYTON, LLC, an Ohio limited liability company

120	ASSISTED CARE BY BLACK STONE OF CENTRAL OHIO, LLC, an Ohio limited liability company

121	HOME HEALTH CARE BY BLACK STONE OF CENTRAL OHIO, LLC, an Ohio limited liability company

122	HOME HEALTH CARE BY BLACK STONE OF NORTHWEST OHIO, LLC, an Ohio limited liability company

123	ASSISTED CARE BY BLACK STONE OF NORTHWEST OHIO, LLC, an Ohio limited liability company

[Signature Page to Amended and Restated Security Agreement]

124	PATIENT CARE OF HUDSON COUNTY, LLC, a New Jersey limited liability company

125	LONG TERM SOLUTIONS, INC., a Massachusetts corporation

126	HOME HEALTH OF JEFFERSON CO, LLC, a Kentucky limited liability company

127	HHA OF WISCONSIN, LLC, a Wisconsin limited liability company

128	PATIENT CARE HHA, LLC, a Connecticut limited liability company

By:	/s/ C. Steven Guenthner
C. Steven Guenthner, as President, Principal Financial Officer, Secretary and Treasurer of each Subsidiary Guarantor designated as numbers 1-128 above

[Signature Page to Amended and Restated Security Agreement]

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.

By	/s/ Will Barry
Name: Will Barry
Title: Associate

[Signature Page to Amended and Restated Security Agreement]

Exhibits and Schedules:

Exhibit A — Description of Collateral
Exhibit B — Offices of Grantors and Locations of Collateral

Exhibit C - Filings and Other Actions Required to Perfect Security Interests

Annex I — Supplement to Security Agreement

Exhibit A
to Amended and Restated Security Agreement

DESCRIPTION OF COLLATERAL

(Rights to payment and intangible assets)

A.                                    All accounts, instruments, documents, chattel paper, money, deposit accounts, investment property, letters of credit, letter of credit rights, supporting obligations and general intangibles of each Grantor, including, without limitation, all patents, copyrights and trademarks, whether now existing or hereafter arising in each case, and all cash or non-cash proceeds of the foregoing; and all ledger sheets, customer lists, files, computer information, programs and source codes, object codes, and software and all other books, records and data of Grantor relating to any of the foregoing; and all of the foregoing, whether now existing or hereafter created or acquired by any Grantor.

(Goods)

B.                                    All goods of each Grantor, including inventory, equipment and fixtures, whether now owned or hereafter acquired in each case, and all substitutions, replacements, additions or accessions therefor and thereto; and all cash or non-cash proceeds of the foregoing, including insurance proceeds, and all ledger sheets, files, computer programs and software and all other records of each Grantor relating to any of the foregoing.

(Commercial Tort Claim)

C.                                    Those certain currently existing commercial tort claims of each Grantor set forth below {specifically describe the claim (i.e., parties, description of the dispute, case number — if available)}, and all cash or non-cash proceeds of the foregoing, and all ledger sheets, files, computer programs and software and all other records of each Grantor relating to any of the foregoing; if no commercial tort claims are listed below, none are applicable:

D.                                    Any other property of any Grantor not specifically listed in any of the foregoing categories, including without limitation all cash on hand, letters of credit, any other deposits (general or special, time or demand, provisional or final) with any bank or other financial institution, it being intended that the Collateral include all real and personal property of the Grantors, subject to the limitations contained in Section 1 of this Agreement.

Exhibit B
to Amended and Restated Security Agreement

1.                                      Complete street, city, and state addresses of each Grantor:

A.                                    Mailing and CEO address:

9510 Ormsby Station Road, Suite 300

Louisville, Kentucky  40223

B.                                    Places where Collateral is kept (if different from A):  See attached Exhibit B-1 incorporated by reference herein

C.                                    Places where records concerning the Collateral are kept (if different from A):

Locations listed in 1.A. and 1.B.

2.                                      Complete name, street, mailing, city, county and state addresses of any person or entity other than the Grantor that has or is intended to have possession of any of the Collateral:

NONE

3.                                      Description of any Intellectual Property registered with a Governmental Authority:

Trademark	Database	Status	Application Number Application Date	Registration Number Registration Date	Owner Name
WE MAKE LIVES BETTER THROUGH HOME CARE	U.S. Federal	Pending Intent To Use	87116768 7/26/2016		ALMOST FAMILY, INC.
WE ARE SENIOR ADVOCATES	U.S. Federal	Registered	77892853 12/14/2009	3824633 7/27/2010	ALMOST FAMILY, INC.
EXCELLENCE THROUGH SENIOR ADVOCACY	U.S. Federal	Registered	77646298 1/9/2009	3657441 7/21/2009	ALMOST FAMILY, INC.
EXCELLENCE THROUGH SENIOR ADVOCACY	U.S. Federal	Registered	77405879 2/26/2008	3551621 12/23/2008	ALMOST FAMILY, INC.
Design Only	U.S. Federal	Registered	78585491 3/11/2005	3103502 6/13/2006	ALMOST FAMILY, INC.
ALMOST FAMILY. THE NEXT BEST THING TO REAL FAMILY.	U.S. Federal	Renewed (Registered)	75854013 11/19/1999	2550726 3/19/2002	ALMOST FAMILY, INC.
ALMOST FAMILY	U.S. Federal	Renewed (Registered)	75854012 11/19/1999	2499621 10/23/2001	ALMOST FAMILY, INC.

Trademark	Database	Status	Application Number Application Date	Registration Number Registration Date	Owner Name
ALMOST FAMILY A	U.S. Federal	Renewed (Registered)	75854014 11/19/1999	2663761 12/17/2002	ALMOST FAMILY, INC.
SENIORCARE SOLUTIONS CARETENDERS	U.S. Federal	Renewed (Registered)	75111516 5/8/1996	2374107 8/8/2000	ALMOST FAMILY, INC.
CARETENDERS	U.S. Federal	Renewed (Registered)	75066053 3/1/1996	2030308 1/14/1997	ALMOST FAMILY, INC.
MEDERI	U.S. Federal	Renewed (Registered) Section 2(F)	73521919 2/12/1985	1431554 3/3/1987	ALMOST FAMILY, INC.
WILLCARE	U.S. State	Registered CT		23661 9/7/2010	BRACOR, INC.
WILLCARE	U.S. State	Registered OH		1963833 9/16/2010	BRACOR, INC.
WILLCARE	U.S. State	Registered OH		1963834 9/16/2010	BRACOR, INC.
WILLCARE	U.S. State	Registered NY		S21562 9/20/2010	BRACOR,INC.
ALMOST FAMILY MEDLINK	U.S. State	Registered OH		1975238 11/8/2010	CARETENDERS OF CLEVELAND, INC.
CARETENDERS	U.S. State	Registered OH		1975239 11/8/2010	CARETENDERS OF CLEVELAND, INC.
CARETENDERS VNA	U.S. State	Registered OH		1863158 6/10/2009	CARETENDERS OF COLUMBUS, INC.
COMMUNITY HOME HEALTH	U.S. State	Registered FL		T09000000242 3/11/2009	CARETENDERS VISITING SERVICES OF ST. AUGUSTINE
CARETENDERS FAIRFIELD VNA	U.S. State	Registered OH		1890752 10/21/2009	CARETENDERS VS OF OHIO, L.L.C.
FAIRFIELD HOME HEALTH CARE AGENCY	U.S. State	Registered OH		1819641 11/19/2008	CARETENDERS VS OF OHIO, LLC
FAIRFIELD HOME HEALTH CARE ASSOCIATION	U.S. State	Registered OH		1819642 11/19/2008	CARETENDERS VS OF OHIO, LLC
FAIRFIELD COUNTY AREA VISITING NURSE ASSOCIATION	U.S. State	Registered OH		1819640 11/19/2008	CARETENDERS VS OF OHIO, LLC
FAIRFIELD VNA	U.S. State	Registered OH		1819639 11/19/2008	CARETENDERS VS OF OHIO, LLC
FAIRFIELD VISITING NURSE ASSOCIATION	U.S. State	Renewed OH		RN172505 4/29/1993	CARETENDERS VS OF OHIO, LLC
WESEARCH+	U.S. Federal	Registered	86539587 2/19/2015	4915107 3/8/2016	LONG TERM SOLUTIONS, INC.
WETRACK+	U.S. Federal	Registered	86539330 2/19/2015	4830671 10/13/2015	LONG TERM SOLUTIONS, INC.
WECARE +	U.S. Federal	Registered	85172560 11/9/2010	4126358 4/10/2012	LONG TERM SOLUTIONS, INC.
PATIENT CARE	U.S. State	Renewed NJ		11146 9/19/1991	PATIENT CARE, INC.

Trademark	Database	Status	Application Number Application Date	Registration Number Registration Date	Owner Name
PATIENT CARE	U.S. State	Renewed NY		S12776 10/7/1991	PATIENT CARE, INC.
SUNCREST	U.S. Federal	Registered	77694533 3/19/2009	3692182 10/6/2009	SUNCREST HEALTHCARE, INC.
CARETENDERS	U.S. Federal	Registered	74146672 03/11/1991	1714414 09/08/1992	NATIONAL HEALTH INDUSTRIES, INC., dba Caretenders
CARETENDERS	U.S. State	Registered, AL		104-605 06/25/1990	Almost Family, Inc.
BLACK STONE	U.S. Federal	Registered	77760420 06/16/2009	3823860 07/27/2010	Black Stone Operations LLC

Exhibit B-1
to Amended and Restated Security Agreement

Legal Entity	Address
Adult Day Care of America, Inc.	76 Center Street, 2nd Floor East Waterbury, CT 06897-4429

Adult Day Care of America, Inc.	11 Lake Ave Ext., Suite 2W Danbury, CT 06811-5258

Adult Day Care of America, Inc.	1150 Summer Street, Stamford, CT 06905-5530

Adult Day Care of America, Inc.	1 Long Wharf Drive, Suite 102 New Haven, CT 06511-5991

Adult Day Care of America, Inc.	211 State Street, 3rd Floor Bridgeport, CT 06604

Adult Day Care of America, Inc.	17R Boston Post Rd Unit 2 Waterford CT 06385-2431

Adult Day Care of America, Inc.	1344 Silas Deane Highway Rocky Hill, CT 06067-1342

Almost Family PC of Ft. Lauderdale, LLC	5440 NW 33rd Ave, Suite 111 Ft. Lauderdale, FL 33309-6341

Almost Family PC of Kentucky, LLC	4545 Bishop Lane, Suite 201 Louisville, KY 40218-4574

Almost Family PC of Kentucky, LLC	2432 Regency Road, Suite 180 Lexington, KY 40503-2989

Almost Family PC of Kentucky, LLC	2200 E. Parrish Ave., Bldg E, Suite 202, Owensboro, KY 42303-1449

Almost Family PC of Kentucky, LLC	1717 Dixie Hwy, Ste 210, Fort Wright, KY 41011-4701

Almost Family PC of SW Florida, LLC	5260 Station Way, Bld B, Sarasota, FL 34233-3232

Almost Family PC of SW Florida, LLC	851 5th Ave North, Suite 101 Naples, FL 34102-5582

Assisted Care by Black Stone of Central Ohio, LLC	445 Hutchinson Ave, Suite 645, Columbus, OH 43235-5677

Assisted Care by Black Stone of Cincinnati, LLC	4700 E. Galbraith Rd Suite 301, Cincinnati OH 45236-2754

Assisted Care by Black Stone of Dayton, LLC	3040 Kettering Blvd. Dayton, OH 45439-1922

BGR Acquisition, LLC	1425 Hand Ave Ste 1A, Ormond Beach, FL 32174-1136

BHC Services, Inc.	26250 Euclid Ave Suite 901 Euclid OH 44132-3696

BHC Services, Inc.	26250 Euclid Ave Suite 901 Euclid OH 44132-3696

Cambridge Home Health Care, Inc.	3044 Kettering Blvd, Suite B, Dayton, OH 45439-1922

Cambridge Home Health Care, Inc.	3044 Kettering Blvd., Suite B Dayton, OH 45439-1922

Cambridge Home Health Care, Inc.	1100 Brandywine Blvd, Ste E, 1st Fl Zanesville, OH 43701

Cambridge Home Health Care, Inc.	1949 State Route 59, Suite 101 Kent, OH 44240-8113

Cambridge Home Health Care, Inc.	1949 State Route 59, Suite 101 Kent, OH 44240-8113

Cambridge Home Health Care, Inc.	4840 Higbee Ave NW, Canton, OH 44718-2528

Cambridge Home Health Care, Inc.	210 East Milltown, Suite C Wooster, OH 44691

Cambridge Home Health Care, Inc.	525 West high Ave New Philadelphia, OH 44663

Cambridge Home Health Care, Inc.	4840 Higbee Ave NW, Canton, OH 44718-2528

Cambridge Home Health Care, Inc.	1204 E Broad St Elyria OH 44035-6308

Cambridge Home Health Care, Inc.	1313 West Bogart Road, Suite B, Sandusky, OH 44870-5704

Cambridge Home Health Care, Inc.	780 Park Ave West Mansfield, OH 44906-3009

Cambridge Home Health Care, Inc.	1630 Eagle Way Ashland, OH 44805

Cambridge Home Health Care, Inc.	780 Park Ave West Mansfield, OH 44906-3009

Cambridge Home Health Care, Inc./Private	1300 Clark St, Suite 7, Cambridge OH 43725-8875

Cambridge Home Health Care, Inc./Private	109 Scammel Street Marietta, OH 45750

Cambridge Home Health Care, Inc./Private	88 Plains Rd, Ste 104A, The Plains, OH 45780-1160

Cambridge Home Health Care, Inc./Private	213 Columbus Road, Suite 103 Athens, OH 45701

Cambridge Home Health Care, Inc./Private	74 North Plaza Blvd Chillicothe, OH 45601

Cambridge Home Health Care, Inc./Private	805 E. Washington St. Suite 230 Medina, OH 44256-3345

Cambridge Home Health Care, Inc./Private	8536 Crow Dr, Suite 230, Macedonia OH 44056-1900

Cambridge Home Health Care, Inc./Private	500 Market St, Suite 511, Steubenville, OH 43952-2847

Cambridge Home Health Care, Inc./Private	500 Market St, Suite 511, Steubenville, OH 43952-2847

Cambridge Home Health Care, Inc./Private	116 South Main Street Findlay, OH 45840

Cambridge Home Health Care, Inc./Private	1574 Henthorne Dr, Suite B, Maumee OH 43537-3921

Cambridge Home Health Care, Inc./Private	1204 East Broad Street Elyria, OH 44035-6308

Cambridge Home Health Care, Inc./Private	3553 East State St Hermitage, PA 16148-3450

Cambridge Home Health, Inc./Private	1313 West Bogart Road, Suite B, Sandusky, OH 44870

Caretenders of Cleveland, Inc.	18000 Jefferson Park Rd Suite 102 Middleburg Heights, OH 44130-3440

Caretenders of Cleveland, Inc.	20600 Chagrin Blvd. Suite 290 Shaker Heights, OH 44122-5344

Caretenders of Cleveland, Inc.	23611 Chagrin Blvd, Suite 130 Beachwood, OH 44122-5540

Caretenders of Cleveland, Inc.	18000 Jefferson Park Rd, Suite 103 Middleburg Heights, OH 44130-3486

Caretenders of Cleveland, Inc.	1225 E. Waterloo Road Akron, OH 44306-3805

Caretenders of Cleveland, Inc.	130 Churchill-Hubbard Rd Youngstown, OH 44505-1323

Caretenders of Cleveland, Inc.	2602 Hubbard Road Madison, OH 44057

Caretenders of Cleveland, Inc.	1225 E. Waterloo Road Akron, OH 44306-3805

Caretenders of Cleveland, Inc.	130 Churchill-Hubbard Rd Youngstown, OH 44505-1323

Caretenders of Cleveland, Inc.	20600 Chagrin Blvd. Suite 290 Shaker Heights, OH 44122-5344

Caretenders of Jacksonville, LLC	155 Blanding Blvd., Suite 1 Orange Park, FL 32073-2624

Caretenders of Jacksonville, LLC	6789 Southpoint Pkwy, Suite 200 Jacksonville, FL 32216-8206

Caretenders of Jacksonville, LLC	1425 Hand Ave, Suite 1 Ormond Beach, FL 32174-1136

Caretenders of Jacksonville, LLC	2765 Rebecca Ln, Suites A & B, Orange City, FL 32763-8326

Caretenders of Jacksonville, LLC	3890 Dunn Avenue, Suite 103 Jacksonville, FL 32218-6428

Caretenders of Jacksonville, LLC	6789 Southpoint Pkwy, Suite 200 Jacksonville, FL 32216-8206

Caretenders Visiting Services of District 6, LLC	18501 Murdock Cir Ste 602 Port Charlotte, FL 33948-1039

Caretenders Visiting Services of District 6, LLC	201 2nd St East Bradenton FL 34208-1030

Caretenders Visiting Services of District 6, LLC	2155 US 27 South Sebring, FL 33870-4933

Caretenders Visiting Services of District 6, LLC	306 S. 10th Street, Ste 340 Haines City, FL 33844-5602

Caretenders Visiting Services of District 6, LLC	3806 Manatee Ave W, Ste 100, Bradenton FL 34205-1714

Caretenders Visiting Services of District 7, LLC	3800 West Eau Gallie Blvd, Ste 103, Melbourne FL 32934-3285

Caretenders Visiting Services of Gainesville, LLC	4923 NW 43rd Street, Suite A Gainesville, FL 32606-4460

Caretenders Visiting Services of Gainesville, LLC	3593 NW Devane St, Lake City FL 32055-4841

Caretenders Visiting Services of Gainesville, LLC	8109 NW 27th Blvd Gainesville, FL 32606-8636

Caretenders Visiting Services of Gainesville, LLC	210 South Lake Street, Suite 10 Leesburg, FL 34748-7370

Caretenders Visiting Services of Hernando County, LLC	6719 Crill Avenue Palatka, FL 32177-3977

Caretenders Visiting Services of Hernando County, LLC	2400 S. US Hwy 27, Suite D(4)-306 Clermont, FL 34711-6816

Caretenders Visiting Services of Hernando County, LLC	1554 Bella Cruz Dr The Villages/Lady Lake, FL 32159-8969

Caretenders Visiting Services of Hernando County, LLC	12106 Cortez Blvd Brooksville, FL 34613-5514

Caretenders Visiting Services of Hernando County, LLC	2212 Highway 44 West Inverness, FL 34453-3860

Caretenders Visiting Services of Kentuckiana, LLC	1724 State Street New Albany, IN 47150-4604

Caretenders Visiting Services of Kentuckiana, LLC	63 Quartermaster Court Jeffersonville, IN 47130-3623

Caretenders Visiting Services of Kentuckiana, LLC	522 Franklin Street Columbus IN 47201-6214

Caretenders Visiting Services of Kentuckiana, LLC	511 E. 4th St, Suite 111, Huntingburg, IN 47542-1360

Caretenders Visiting Services of Ocala, LLC	1333 SE 25th Loop, Suite 102, Ocala FL 34471-1072

Caretenders Visiting Services of Orlando, LLC	474 S. Northlake Blvd. Suite 1020 Altamonte Springs, FL 32701-5245

Caretenders Visiting Services of Orlando, LLC	1167 Miranda Lane, Kissimmee, FL 34741-0763

Caretenders Visiting Services of Pinellas County, LLC	3491 Gandy Blvd, Suite 110, Pinellas Park, FL 33781-2652

Caretenders Visiting Services of Pinellas County, LLC	50 South Belcher Rd, Suite 112 Clearwater, FL 33765-3950

Caretenders Visiting Services of Southern Illinois, LLC	141 Market Place Dr Suite 110, Fairview Heights IL 62208-2034

Caretenders Visiting Services of Southern Illinois, LLC	496 Memorial Drive Breese, IL 62230-1096

Caretenders Visiting Services of Southern Illinois, LLC	4202 Williamson Place, Suite 1 Mt. Vernon, IL 62864-6760

Caretenders Visiting Services of St. Augustine, LLC	301 Health Park Blvd., Suite 110 St. Augustine, FL 32086-5794

Caretenders Visiting Services of St. Augustine, LLC	6789 Southpoint Pkwy, Suite 200B Jacksonville, FL 32216-8206

Caretenders Visiting Services of St. Augustine, LLC	310 Wilmette Ave, Suite 4 Ormond Beach, FL 32174-8105

Caretenders Visiting Services of St. Louis, LLC	655 Craig Road, Suite 140 Creve Coeur, MO 63141-7168

Caretenders Visiting Services of St. Louis, LLC	33 North Clark, Ste. B Sullivan, MO 63030-1600

Caretenders Visiting Services of St. Louis, LLC	1041 Peruque Crossing Court, Suite B, O’Fallon, Mo 63366-2362

Caretenders VNA of Ohio, LLC	1450 Columbus Avenue, Suite 102, Washington Courthouse, OH 43160-1987

Caretenders VS of Boston, LLC	200 Reservoir Street, Suite 300, Boston, MA 02494 (11/17/2016)

Caretenders VS of Boston, LLC	401 Andover Street, Suite 102 North Andover, MA 01845-5076

Caretenders VS of Boston, LLC	287 Turnpike Road Suite 285 Westborough, MA 01581

Caretenders VS of Boston, LLC	222 Forbes Road, Suite 102 Braintree, MA 02184-2719

Caretenders VS of Boston, LLC	634 North Falmouth Hwy, 3rd Floor, North Falmouth, MA 02556-3314

Caretenders VS of Boston, LLC	330 Whitney Ave, Ste 720, Holyoke, MA 01040-2659

Caretenders VS of Central KY, LLC	2432 Regency Road, Suite 150 Lexington, KY 40503-2989

Caretenders VS of Central KY, LLC	101 Medical Heights Drive Suite O Frankfort, KY 40601-4137

Caretenders VS of Central KY, LLC	101 Ponder Ct. Suite A, Danville KY 40422-9007

Caretenders VS of Central KY, LLC	2025 Corporate Drive Suite 2, Richmond, KY 40475-8884

Caretenders VS of Central KY, LLC	1571 Paris Rd Ste F Georgetown KY 40324-8804

Caretenders VS of Central KY, LLC	1717 Dixie Hwy, Ste 240, Fort Wright, KY 41011-4701

Caretenders VS of Lincoln Trail, LLC	1105 Juliana Court, Ste. 3 Elizabethtown, KY 42701-7937

Caretenders VS of Lincoln Trail, LLC	102 Manor Ave, Suite 101, Bardstown, KY 40004-2552

Caretenders VS of Lincoln Trail, LLC	1270 Old Ekron Road, Suite C Brandenburg, KY 40108-8345

Caretenders VS of Louisville, LLC	4545 Bishop Lane, Suite 200 Louisville, KY 40218-4574

Caretenders VS of Louisville, LLC	1169 Eastern Parkway, Suite 3323 Louisville, KY 40217-1415

Caretenders VS of Louisville, LLC	1553 Hwy 44 East, Ste. 1 Shepherdsville, KY 40165-7183

Caretenders VS of Louisville, LLC	197 Alpine Drive Shelbyville, KY 40065-8878

Caretenders VS of Louisville, LLC	9702 Stonestreet Road, Medical Office Bldg. 1, Suite 330 Louisville, KY 40272-6820

Caretenders VS of Louisville, LLC	2206 Commerce Pkwy, Suite A LaGrange, KY 40031-8791

Caretenders VS of Ohio, LLC	1231 East Main Street Lancaster, OH 43130-4058

Caretenders VS of SE Ohio, LLC	4700 E. Galbraith Rd, Suite 300C, Cincinnati, OH 45236-2754

Caretenders VS of SE Ohio, LLC	4700 E. Galbraith Rd, Suite 300C, Cincinnati, OH 45236-2754

Caretenders VS of Western KY, LLC	2200 East Parrish Ave, Bldg. E, Suite 203 Owensboro, KY 42303-1449

Caretenders VS of Western KY, LLC	1630 Second St Henderson, KY 42420-3364

Caretenders VS of Western KY, LLC	352 East Center Street Madisonville, KY 42431-2136

Caretenders VS of Western KY, LLC	112 McMurtry Street Suite 2 Hartford, KY 42347

Caretenders VS of Western KY, LLC	1310 US Highway 62 West, Princeton, KY 42445-6106

Connecticut Home Health Care, Inc.	56 Quarry Rd, Trumbull CT 06611-4874

Connecticut Home Health Care, Inc.	56 Quarry Rd, Trumbull CT 06611-4874

HHA of Wisconsin, LLC	2707 Kennedy Rd, Suite 200, Janesville, WI 53545-0488

HHA of Wisconsin, LLC	13700 W. National Ave, Suite 228, New Berlin, WI 53151

HHA of Wisconsin, LLC	2020 West 9th Ave, Oshkosh, WI 54904-8072

HHA of Wisconsin, LLC	93 South Pioneer Rd, Suite 100, Fond du Lac WI 54935-3802

HHA of Wisconsin, LLC	93 South Pioneer Rd, Suite 100, Fond du Lac WI 54935-3802

HHA of Wisconsin, LLC	631 E Calumet St, Suite 2, Chilton, WI 53014-1609

HHA of Wisconsin, LLC	631 E Calumet St, Suite 2, Chilton, WI 53014-1609

HHA of Wisconsin, LLC	1476 Kenwood Dr, Menasha, WI 54952-1134

HHA of Wisconsin, LLC	1476 Kenwood Dr, Menasha, WI 54952-1134

HHA of Wisconsin, LLC	2020 West 9th Ave, Oshkosh, WI 54904-8072

HHA of Wisconsin, LLC	2100 Riverside Dr, Suite 103, Green Bay, WI 54301-2375

HHA of Wisconsin, LLC	2100 Riverside Dr, Suite 103, Green Bay, WI 54301-2375

HHA of Wisconsin, LLC	3900 Hall Avenue, Suite A Marinette, WI 54143-1062

HHA of Wisconsin, LLC	3900 Hall Avenue, Suite A Marinette, WI 54143-1062

HHA of Wisconsin, LLC	333 N Munsert Ave, Oconto Falls, WI 54154-1088

HHA of Wisconsin, LLC	321 N Munsert Ave, Oconto Falls, WI 54154-1088

HHA of Wisconsin, LLC	1425-B State Hwy 16, La Crosse, WI 54601-0488

HHA of Wisconsin, LLC	1425-B State Hwy 16, La Crosse, WI 54601-0488

HHA of Wisconsin, LLC	2523 West Folsom St, Suite B, Eau Claire, WI 54703-2463

HHA of Wisconsin, LLC	2523 West Folsom St, Suite B, Eau Claire, WI 54703-2463

Home Health Agency- Central Pennsylvania, LLC	6310 Allentown Blvd, Ste 100 Harrisburg, PA 17112-2739

Home Health Agency- Central Pennsylvania, LLC	873 Clare Lane, York, PA 17402-4317

Home Health Agency- Central Pennsylvania, LLC	221 Hospital Drive, Suite 2, Tyrone, PA 16686-1808

Home Health Agency- Collier, LLC	5260 Station Way, Bld B, Sarasota, FL 34233-3232

Home Health Agency- Hillsborough, LLC	1802 59th Street West, Bradenton, FL 34209-4630

Home Health Agency- Indiana, LLC	600 N. Weinbach Ave, Suite 610, Evansville, IN 47711-5976

Home Health Agency- Indiana, LLC	111 Garwood Road, Richmond, IN 47374-6031

Home Health Agency- Pennsylvania, LLC	600 North Bell Ave, Suite 130 , Carnegie, PA 15106-4324

Home Health Agency- Philadelphia, LLC	Beltway Commons, 426 Airport Road, Suite 138, Hazle Township, PA 18202-3361

Home Health Agency- Philadelphia, LLC	5000 Tilghman St Suite 110 Allentown PA 18104-9167

Home Health Agency- Pinellas, LLC	7330 Little Road Suite 101, New Port Richey, FL 34654-5525

Home Health Care by Black Stone of Central Ohio, LLC	445 Hutchinson Ave, Suite 640, Columbus, OH 43235-5677

Home Health Care by Black Stone of Cincinnati, LLC	4700 E. Galbraith Rd Suite 300A, Cincinnati OH 45236-2754

Home Health Care by Black Stone of Cincinnati, LLC	4700 E. Galbraith Rd Suite 300B, Cincinnati OH 45236-2754

Home Health Care by Black Stone of Dayton, LLC	3044 Kettering Blvd. Dayton, OH 45439-1922

Home Health of Jefferson Co, LLC	9510 Ormsby Station Rd, Suite 103, Louisville, KY 40223-5016

Home Health of Jefferson Co, LLC	10140 Linn Station Rd, Louisville, KY 40223-3813

IN Homecare Network Central, LLC	5128 E. Stop 11 Rd Suite 37 Indianapolis IN 46237-6338

IN Homecare Network North, LLC	1800 N. Wabash St, Ste 100, Marion IN 46952-1300

IN Homecare Network North, LLC	2190 North Point D Warsaw, IN 46582-9043

IN Homecare Network North, LLC	330 S. 5th Street, Logansport, IN 46947-3150

IN Homecare Network North, LLC	3705 N. Briarwood Ln Muncie, IN 47304-6361

Litson Certified Care, Inc.	700 Corporate Blvd, Newburgh, NY 12550-6416

Litson Certified Care, Inc.	803 Grant Avenue, Lake Katrine, NY 12449-5352

Litson Health Care, Inc.	726 East Main St, Suite 501, Middletown, NY 10940-2653

Litson Health Care, Inc.	803 Grant Avenue, Lake Katrine, NY 12449-5352

Litson Health Care, Inc.	4 Commerce Street, Suite B-2, Poughkeepsie, NY 12603

Mederi Caretenders VS of Broward, LLC	4901 NW 17th Way, Suite 104 Ft. Lauderdale, FL 33309-3770

Mederi Caretenders VS of Broward, LLC	4 Harvard Circle, Ste 950, West Palm Beach, FL 33409-1990

Mederi Caretenders VS of SE FL, LLC	1285 36th Street, Suite 201 Vero Beach, FL 32960-6588

Mederi Caretenders VS of SE FL, LLC	1840 SE Port St. Lucie Blvd Morningside Professional Plaza Port St. Lucie, FL 34952-5545

Mederi Caretenders VS of SW FL, LLC	6150 Diamond Center Court, Suite A Ft. Myers, FL 33912-7147

Mederi Caretenders VS of SW FL, LLC	3459 Pine Ridge Rd. #801 Naples, FL 34109-3838

Mederi Caretenders VS of Tampa, LLC	7823 N Dale Mabry Hwy Ste 107 Tampa 33614-3273

Mederi Caretenders VS of Tampa, LLC	1476 Town Center Dr Suite 211, Lakeland, FL 33802-7971

Nursing Resources LLC	3600 Briarfield Blvd. Maumee, OH 43537-8919

OMNI Home Health- District 1, LLC	8800 University Parkway, Ste C-3, Pensacola, FL 32514-4928

OMNI Home Health- District 2, LLC	1617 Tennessee Ave Lynn Haven, FL 32444-3652

OMNI Home Health- District 2, LLC	2343 Hansen Ln Suite 1 Tallahassee, FL 32301-4888

OMNI Home Health- District 4, LLC	2651 Park Street, Jacksonville, FL 32204-4519

OMNI Home Health- Hernando, LLC	3900 Crill Ave, Palatka, FL 32177-9171

OMNI Home Health- Hernando, LLC	183 SW Bascom Norris Dr, Suite 107, Lake City, FL 32025-1514

OMNI Home Health- Hernando, LLC	95 NW 253rd St, Newberry FL 32669-3422

OMNI Home Health- Hernando, LLC	3200 SW 34th Avenue, Suite 301 , Ocala, FL 34474-7463

OMNI Home Health- Hernando, LLC	4359 South Suncoast Boulevard, Homosassa, FL 34446-1181

OMNI Home Health- Jacksonville, LLC	3890 Dunn Ave, Ste 103 1A, Jacksonville FL 32218-6428

Patient Care HHA, LLC	370 James St, Suite 303, New Haven, CT 06513-3091

Patient Care HHA, LLC	370 James St, Suite 303, New Haven, CT 06513-3091

Patient Care Medical Services, Inc.	300 Executive Drive, Suite 175 West Orange, NJ 07052-0077

Patient Care Medical Services, Inc.	495 N. 13th Street, Suite 24-2-1 Newark, NJ 07107-1317

Patient Care New Jersey, Inc.	6 Brighton Rd Ste 107, Clifton NJ 07012-1604

Patient Care New Jersey, Inc.	299 Cherry Hill Road, Suite 205, Parsippany, NY 07054-1124

Patient Care New Jersey, Inc.	299 Market St, Ste 400, Saddlebrook, NJ 07663-5317

Patient Care New Jersey, Inc.	795 Franklin Ave, Ste C201 Franklin Lakes, NJ 07417-1368

Patient Care of Hudson County, LLC	120 Lefante Way Bayonne, NJ 07002-5060

Patient Care Pennsylvania, Inc.	2201 Ridgewood Road, Suite 210 Wyomissing, PA 19610-1196

Patient Care Pennsylvania, Inc.	2201 Ridgewood Road, Suite 210 Wyomissing, PA 19610-1196

Priority Care, Inc.	120 East Avenue, Suite 2E, Norwalk, CT 06851

Priority Care, Inc.	11 Lake Ave Ext., Suite 2W Danbury, CT 06811-5258

Priority Care, Inc.	185 Silas Deane Highway, 3rd Floor, Wethersfield, CT 06109

Priority Care, Inc.	1344 Silas Deane Hwy, Rocky Hill, CT 06067-1342

Priority Care, Inc.	3074 Whitney Ave, Hamden, CT 06518-2391

Priority Care, Inc.	1 Long Wharf Drive, Suite 102 New Haven, CT 06511-5991

SunCrest Companion Services, LLC	168 Cude Lane, Madison TN, 37115-2202

SunCrest Healthcare of East Tennessee, LLC	117 C East Bryant Street, Smithville, TN 37166-1339

SunCrest Healthcare of East Tennessee, LLC	471 West Broad Street, Smithville, TN 37166-1116

SunCrest Healthcare of East Tennessee, LLC	345 S. Jefferson Street, Suite 201, Cookeville, TN 38501-3492

SunCrest Healthcare of East Tennessee, LLC	1312 W. Main Stree, Suite A, Lebanon, TN 37087-3284

SunCrest Healthcare of East Tennessee, LLC	417 North Chancery Street, McMinnville, TN 37110-2049

SunCrest Healthcare of East Tennessee, LLC	7D Cook Street, Sparta, TN 38583-1590

SunCrest Healthcare of East Tennessee, LLC	828 McMinnville Highway, Woodbury, TN 37190-1241

SunCrest Healthcare of Middle TN, LLC	168 Cude Lane, Madison TN, 37115-2202

SunCrest Healthcare of Middle TN, LLC	1210 Briarville Road, Building D, Madison, TN 37115-5141

SunCrest Healthcare of Middle TN, LLC	1896 General George Patton Drive, Suite 500, Franklin, TN 37067-4608

SunCrest Healthcare of Middle TN, LLC	600 West Nashville Pike, Suite 200, Gallatin, TN 37066-7140

SunCrest Healthcare of Middle TN, LLC	12124 Highway 52W Suite 2 Westmoreland TN 37186-3245

SunCrest Healthcare of West Tennessee, LLC	2606 Corporate Avenue, Suite 201, Memphis, TN 38132-1708

SunCrest Healthcare of West Tennessee, LLC	2606 Corporate Avenue, Suite 201, Memphis, TN 38132-1708

SunCrest Healthcare of West Tennessee, LLC	1310 East College Street, Brownsville, TN 38012-1657

SunCrest Healthcare of West Tennessee, LLC	2007 Oak Tree Cove, Hernando, MS 38632-1198

SunCrest Healthcare of West Tennessee, LLC	621 HWY 7 South, Suite D, Holly Springs, MS 38635-9129

SunCrest Healthcare of West Tennessee, LLC	608-C Tennessee Street, Bolivar, TN 38008-2443

SunCrest Home Health of AL, Inc.	222-224 7th Street South, Clanton, AL 35045-3704

SunCrest Home Health of Georgia, Inc.	2400 Lake Park Dr., Ste 110, Smyrna, GA 30080-8993

SunCrest Home Health of Georgia, Inc.	906A Interstate Ridge Drive, Gainesville, GA 30501-7074

SunCrest Home Health of Georgia, Inc.	29 Upper Riverdale Road Southwest, Suite 130, Riverdale, GA 30274-2616

SunCrest Home Health of Georgia, Inc.	315 South 9th Street, Griffin, GA 30224-4111

SunCrest Home Health of Georgia, Inc.	246 Bullsboro Drive, Suite D & E, Newnan, GA 30263-3166

SunCrest Home Health of Georgia, Inc.	5109 Highway 278 NE, Suite C,, Covington, GA 30014-2608

SunCrest Home Health of Georgia, Inc.	4307 Ogeechee Road Suites 106 & 107 Savannah, GA 31405-1253

SunCrest Home Health of Manchester, Inc.	121 N. Irwin Street, Manchester, TN 37355

SunCrest Home Health of Manchester, Inc.	121 North Irwin St. Manchester, TN 37355-1526

SunCrest Home Health of Manchester, Inc.	215 Castlewood Drive, Suite C, Murfreesboro, TN 37129-5164

SunCrest Home Health of Manchester, Inc.	313 Colloredo Boulevard, Suites 4 & 5, Shelbyville, TN 37160-2788

SunCrest Home Health of Manchester, Inc.	155 Hospital Rd., Suite B, Winchester, TN 37398-2495

SunCrest Home Health of Nashville, Inc.	2292 Dalton Dr Suite A, Clarksville, TN 37043-8960

SunCrest Home Health of Nashville, Inc.	2292 Dalton Dr Suite A, Clarksville, TN 37043-8960

SunCrest Home Health of Nashville, Inc.	699 Highway 70 E, Dickson, TN 37055-2156

SunCrest Home Health of South GA, Inc.	110 E. 4th Street, Adel, GA 31620-2730

SunCrest Home Health of South GA, Inc.	415 Cowart Ave, Suites A & B, Valdosta, GA 31602-2649

SunCrest Home Health of Tampa, LLC	5100 West Lemon St, Suite 110, Tampa, FL 33609-1108

SunCrest Home Health of Tampa, LLC	50 S. Belcher Rd, Suite 112, Clearwater, FL 33765

SunCrest Home Health- Southside, LLC	2680 Lawrenceville Highway, Suite 201, Box 6, Decatur, GA 30033-2526

SunCrest Outpatient Rehab Services, LLC	9143 Phillips Highway, Suite 170, Jacksonville, FL 32256-1361

Tennessee Nursing Services of Morristown, Inc.	657 Broadway Ste B Jefferson City TN 37760

Tennessee Nursing Services of Morristown, Inc.	105 W. Stone Dr, Kingsport, TN 37660-3365

Tennessee Nursing Services of Morristown, Inc.	657 Broadway, Suite C, Jefferson City, TN 37760-4949

Tennessee Nursing Services of Morristown, Inc.	409 Cawood Road, Tazewell, TN 37879-3026

Trigg County Home Health, Inc.	72 Lone Oak Drive Cadiz KY 42211-6520

Westerm Region Health Corporation	346 Delaware Ave, Buffalo, NY 14202-1804

Westerm Region Health Corporation	220 Fluvanna Ave, Suite 200, Jamestown, NY 14701-2051

Westerm Region Health Corporation	95 N. Main Street, Suite 104, Wellsville, NY 14895-1280

Willcare, Inc.	346 Delaware Ave, Buffalo, NY 14202-1804

Willcare, Inc.	9701 Niagara Falls Blvd, Suite C, Niagara Falls, NY 14304-1940

Willcare, Inc.	220 Fluvanna Ave, Suite 200, Jamestown, NY 14701-2051

Willcare, Inc.	2211 West State St, Suite 123, Olean, NY 14760-1951

Exhibit C
to Amended and Restated Security Agreement

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

1.                                      Uniform Commercial Code Filings

Grantor	Office Where Financing Statement Is to Be Filed
Adult Day Care of America, Inc.	DE
AFAM Merger, Inc.	DE
Cambridge Home Health Care Holdings, Inc.	DE
Cambridge Home Health Care, Inc.	OH
Cambridge Home Health Care, Inc./Private	OH
Caretenders of Cleveland, Inc.	KY
Caretenders of Columbus, Inc.	KY
Caretenders Visiting Services Employment Company, Inc.	KY
National Health Industries, Inc.	KY
OMNI Home Health Holdings, Inc.	DE
Patient Care Medical Services, Inc.	NJ
Patient Care New Jersey, Inc.	DE
Patient Care Pennsylvania, Inc.	DE
Patient Care, Inc.	DE
Priority Care, Inc.	CT
SunCrest Healthcare, Inc.	GA
SunCrest Home Health of AL, Inc.	AL
SunCrest Home Health of Claiborne County, Inc.	TN
SunCrest Home Health of Georgia, Inc.	GA
SunCrest Home Health of Manchester, Inc.	TN
SunCrest Home Health of Nashville, Inc.	TN
SunCrest Home Health of South GA, Inc.	GA

Grantor	Office Where Financing Statement Is to Be Filed
SunCrest LBL Holdings, Inc.	TN
SunCrest TeleHealth Services, Inc.	TN
Tennessee Nursing Services of Morristown, Inc.	TN
Trigg County Home Health, Inc.	KY
AFAM Acquisition, LLC	KY
Almost Family ACO Services of Kentucky, LLC	KY
Almost Family ACO Services of South Florida, LLC	FL
Almost Family ACO Services of Tennessee, LLC	TN
Almost Family PC of Ft. Lauderdale, LLC	FL
Almost Family PC of Kentucky, LLC	KY
Almost Family PC of SW Florida, LLC	FL
Almost Family PC of West Palm, LLC	FL
BGR Acquisition, LLC	FL
Caretenders of Jacksonville, LLC	FL
Caretenders Visiting Services of District 6 LLC	KY
Caretenders Visiting Services of District 7 LLC	KY
Caretenders Visiting Services of Gainesville, LLC	FL
Caretenders Visiting Services of Hernando County, LLC	FL
Caretenders Visiting Services of Kentuckiana, LLC	KY
Caretenders Visiting Services of Columbus, LLC	OH
Caretenders Visiting Services of Ocala, LLC	FL
Caretenders Visiting Services of Orlando, LLC	KY
Caretenders Visiting Services of Pinellas County, LLC	FL
Caretenders Visiting Services of Southern Illinois, LLC	IL
Caretenders Visiting Services of St. Augustine, LLC	FL
Caretenders Visiting Services of St. Louis, LLC	MO
Caretenders VNA of Ohio, LLC	OH

Grantor	Office Where Financing Statement Is to Be Filed
Caretenders VS of Boston, LLC	MA
Caretenders VS of Central KY, LLC	KY
Caretenders VS of Lincoln Trail, LLC	KY
Caretenders VS of Louisville, LLC	KY
Caretenders VS of Ohio, LLC	OH
Caretenders VS of SE Ohio, LLC	OH
Caretenders VS of Western KY, LLC	KY
Home Health Agency - Central Pennsylvania, LLC	FL
Home Health Agency - Brevard, LLC	FL
Home Health Agency - Broward, Inc.	FL
Home Health Agency - Collier, LLC	FL
Home Health Agency - Hillsborough, LLC	FL
Home Health Agency - Illinois, LLC	FL
Home Health Agency - Indiana, LLC	FL
Home Health Agency - Palm Beaches, LLC	FL
Home Health Agency - Pennsylvania, LLC	FL
Home Health Agency - Philadelphia, LLC	FL
Home Health Agency - Pinellas, LLC	FL
Imperium Health Management, LLC	KY
IN Homecare Network Central, LLC	IN
IN Homecare Network North, LLC	IN
Mederi Caretenders VS of SE FL, LLC	FL
Mederi Caretenders VS of Broward, LLC	FL
Mederi Caretenders VS of SW FL, LLC	FL
Mederi Caretenders VS of Tampa, LLC	FL
OMNI Home Health Services, LLC	DE
OMNI Home Health - District 1, LLC	FL

Grantor	Office Where Financing Statement Is to Be Filed
OMNI Home Health - District 2, LLC	FL
OMNI Home Health - District 4, LLC	FL
OMNI Home Health - Hernando, LLC	FL
OMNI Home Health - Jacksonville, LLC	FL
OMNI Health Management, LLC	FL
Patient Care Connecticut LLC	CT
Princeton Home Health, LLC	AL
SunCrest Companion Services, LLC	TN
SunCrest HealthCare of East Tennessee, LLC	TN
SunCrest Healthcare of Middle TN, LLC	TN
SunCrest HealthCare of West Tennessee, LLC	TN
SunCrest Home Health of Tampa, LLC	FL
SunCrest Home Health of MO, Inc.	MO
SunCrest Home Health of North Carolina, Inc.	NC
SunCrest Home Health - Southside, LLC	GA
SunCrest Outpatient Rehab Services of TN, LLC	TN
SunCrest Outpatient Rehab Services, LLC	TN
Bracor, Inc.	NY
BHC Services, Inc.	NY
Western Region Health Corporation	NY
Willcare, Inc.	NY
Patient’s Choice Homecare, LLC	CT
Connecticut Home Health Care, Incorporated	CT
Litson Certified Care, Inc.	NY
Litson Health Care, Inc.	NY
Ingenios Health Holdings, Inc.	DE
Ingenios Health Co.	DE

Grantor	Office Where Financing Statement Is to Be Filed
Black Stone Operations, LLC	OH
Black Stone of Cincinnati, LLC	OH
Black Stone of Dayton, LLC	OH
Black Stone of Central Ohio, LLC	OH
Black Stone of Northwest Ohio, LLC	OH
Blackstone Group, LLC	OH
Blackstone Health Care, LLC	OH
S&B Health Care, LLC	OH
Advanced Geriatric Education & Consulting, LLC	OH
Black Stone of Northeast Ohio, LLC	OH
MJ Nursing at Black Stone, LLC	OH
Care Advisors by Black Stone, LLC	OH
Assisted Care by Black Stone of Cincinnati, LLC	OH
Home Health Care by Black Stone of Cincinnati, LLC	OH
Assisted Care by Black Stone of Dayton, LLC	OH
Home Health Care by Black Stone of Dayton, LLC	OH
Assisted Care by Black Stone of Central Ohio, LLC	OH
Home Health Care by Black Stone of Central Ohio, LLC	OH
Home Health Care by Black Stone of Northwest Ohio, LLC	OH
Assisted Care by Black Stone of Northwest Ohio, LLC	OH
Patient Care of Hudson County, LLC	NJ
Long Term Solutions, Inc.	MA
Home Health of Jefferson Co, LLC	KY
HHA of Wisconsin, LLC	WI
Patient Care HHA, LLC	CT

2.                                                                                      Copyright, Patent and Trademark Filings

None

3.                                                                                      Actions with respect to Investment Property — control agreements for following:

Bank	Account Name	Account #
SVB	Ingenios Health Holdings Inc	3300877650
JP Morgan	Almost Family Inc Adult Day Health Services Accounts Payable	616285748
JP Morgan	Almost Family Inc Adult Day Health Services Payroll Account	616285755
JP Morgan	Almost Family Inc DBA Caretenders Adult Day Health Services CDA Accounts Payable	629112087
JP Morgan	Almost Family Inc DBA Caretenders Adult Day Health Services CDA Payroll Account	629112004
JP Morgan	Almost Family Inc Insurance Account	695262873
JP Morgan	Almost Family Inc Operating Account*	619032345
JP Morgan	Almost Family Inc DBA Mederi/Caretenders/National Health Industries*	622593507
Key Bank	Cambridge Home Health Care Inc/Private	359681036521
Key Bank	Cambridge Home Health Care Holdings Inc Funding Account	359681202206
Key Bank	Black Stone Operations LLC	353211001964
Key Bank	Blackstone Group LLC	354441002285
Key Bank	MJ Nursing at Black Stone LLC	359681256780
Key Bank	Assisted Care by Black Stone	359681282190
Key Bank	Home Health Care by Black Stone	359681282208
Key Bank	Home Healthcare by Black Stone of Dayton	359681301545
Key Bank	Assisted Care by Black Stone of Cincinnati	359681301560
Key Bank	Home Health Care by Black Stone of Cincinnati	359681301578
Key Bank	Assisted Care by Black Stone of Dayton	359681301644
Key Bank	Black Stone Operations LLC Black Stone Ops	359681373593

Bank	Account Name	Account #
Key Bank	Black Stone Operations, LLC	359681376604
Key Bank	Nursing Resources LLC*	359681381687
Key Bank	Blackstone Health Care, LLC	359681396065
First Tennessee	BGR Acquisition LLC	185501604
First Tennessee	Home Health Agency Broward Inc Broward Deposit Account	185501436
First Tennessee	Home Health Agency Columbus LLC Columbus Deposit Account	185501352
First Tennessee	Suncrest Healthcare Inc Flexible Savings Account	183795417
First Tennessee	Suncrest Home Health of Georgia Inc Gainesville HH Deposit Account*	185501674
First Tennessee	Home Health Agency Central Pennsylvania LLC	185501457
First Tennessee	Home Health Agency Illinois LLC Illinois Deposit Account	185501408
First Tennessee	Suncrest Healthcare Inc Main Account	185501471
First Tennessee	Omni Home Health District 1 LLC District 1 Deposit Account	185501387
First Tennessee	Omni Home Health District 4 LLC DBA St. Vincent’s Home Health District 4 Deposit Account	185501429
First Tennessee	Omni Home Health Jacksonville LLC Jacksonville Deposit Account	185501394
First Tennessee	Home Health Agency Palm Beaches LLC Palm Beaches Deposit Account	185501422
First Tennessee	Home Health Agency Pennsylvania LLC Pennsylvania Deposit Account	185501366
First Tennessee	Home Health Agency Pinellas LLC Pinellas Deposit Account	185501415
First Tennessee	Suncrest Home Health of Georgia Inc Riverdale HH Deposit Account*	185501681
First Tennessee	Suncrest Companion Services LLC Comp Deposit Account	185501618
First Tennessee	Suncrest Healthcare of East TN LLC HH Deposit Account	185501625

Bank	Account Name	Account #
First Tennessee	Suncrest Healthcare of Middle TN LLC HH Deposit Account	185501646
First Tennessee	Suncrest Home Health of MO Inc HH Deposit Account	185501653
First Tennessee	Suncrest Home Health of Tampa LLC HH Deposit Account	185501485
First Tennessee	TN Nursing Services of Morristown Inc HH Deposit Account	185501723
First Tennessee	Home Health Agency Brevard LLC Brevard Deposit Account	185501359
First Tennessee	Home Health Agency Collier LLC Collier Deposit Account	185501331
First Tennessee	Suncrest Healthcare Inc Disbursement Account	185501478
First Tennessee	Suncrest Healthcare Inc Health Insurance Account	185501464
First Tennessee	Home Health Agency Hillsborough LLC Hillsborough Deposit Account	185501338
First Tennessee	Home Health Agency Indiana LLC Indiana Deposit Account	185501450
First Tennessee	Suncrest Home Health of Georgia Inc Marietta HH Deposit Account*	185501688
First Tennessee	Omni Home Health District 2 LLC District 2 Deposit Account	185501380
First Tennessee	Omni Home Health Hernando LLC Hernando Deposit Account	185501401
First Tennessee	Suncrest Healthcare Inc Payroll Account	183795354
First Tennessee	Home Health Agency Philadelphia LLC Philadelphia Deposit Account	185501373
First Tennessee	Suncrest Outpatient Rehab Services LLC Rehab Deposit Account	185501695
First Tennessee	Suncrest Home Health Southside LLC HH Deposit Account	185501716
First Tennessee	Suncrest Home Health of South GA Inc HH Deposit Account*	185501709
First Tennessee	Suncrest Home Health of AL Inc HH Deposit Account	185501597
First Tennessee	Suncrest Home Health of Manchester Inc HH Deposit Account	185501639

Bank	Account Name	Account #
First Tennessee	Suncrest Home Health of Georgia Inc Covington HH Deposit Account*	185501667
First Tennessee	Suncrest Home Health of Nashville Inc HH Deposit Account	185501660
First Tennessee	Suncrest Healthcare of West TN LLC HH Deposit Account	185501324
First Tennessee	Trigg County Home Health Inc HH Deposit Account	185501317
M&T	Bracor Inc DBA Willcare Payroll	8889713486
M&T	Bracor Management Concentration Account	9849193942
M&T	Bracor Management General Account*	8891671664
M&T	Litson Certified Care DBA Willcare Payroll Account	8700812392
M&T	Connecticut Home Health Care Inc Operating Account	9861735604
M&T	Litson Health Care Inc DBA Willcare Payroll Account	8700812384
M&T	Patients Choice Homecare	9850261513
M&T	BHC Services Inc DBA Willcare Payroll Account	148825
M&T	Willcare Inc DBA Willcare Payroll Account	8889713502
US Bank	Advanced Geriatric Education & Consulting LLC DBA House Calls by Black Stone*	130119033582
5/3rd	Nursing Resources LLC	80229429
Middlesex	Long Term Solutions Inc	800108703

4.                                                                                      Other Actions

None

ANNEX I

to

AMENDED AND RESTATED SECURITY AGREEMENT

Reference is hereby made to the Amended and Restated Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), dated as of December 5, 2016, made by each of ALMOST FAMILY, INC., a Delaware corporation (the “Borrower”) and the other Subsidiaries of the Borrower listed on the signature pages thereto (and together with any additional Subsidiaries, including the undersigned, which become parties thereto by executing a Supplement in substantially the form hereof, the “Grantors”), in favor of the Administrative Agent for the benefit of itself and the ratable benefit of the Secured Parties.  Capitalized terms used herein and not defined herein shall have the meanings given to them in the Agreement.

By its execution below, the undersigned, [NAME OF NEW GRANTOR], a [          ] [corporation/limited liability company/limited partnership] (the “New Grantor”) agrees to become, and does hereby become, a Grantor under the Agreement and agrees to be bound by the Agreement as if originally a party thereto.  The New Grantor hereby collaterally assigns and pledges to the Administrative Agent for the benefit of itself and for the ratable benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of itself and for the ratable benefit of the Secured Parties, a security interest in all of the New Grantor’s right, title and interest in and to the Collateral, whether now owned or hereafter acquired, to secure the prompt and complete payment and performance of the Secured Obligations.

By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in the Agreement are true and correct in all respects as of the date hereof.  New Grantor represents and warrants that the supplements to the Exhibits to the Agreement attached hereto are true and correct in all respects and such supplements set forth all information required to be scheduled under the Agreement. New Grantor shall take all steps necessary and required under the Agreement to perfect, in favor of the Administrative Agent, a first-priority security interest in and lien against New Grantor’s Collateral.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE COMMONWEALTH OF KENTUCKY.

IN WITNESS WHEREOF, the New Grantor has executed and delivered this Annex I counterpart to the Agreement as of this             day of             , 20   .

[NAME OF NEW GRANTOR]

By:
Title:

Exhibit A
to Amended and Restated Security Agreement

DESCRIPTION OF COLLATERAL

Exhibit B
to Amended and Restated Security Agreement

OFFICES OF GRANTORS AND LOCATIONS OF COLLATERAL

1.                                      Complete street, city, and state addresses of each Grantor’s:

A.                                    Mailing address:

B.                                    Chief Executive Office (if different from A):

C.                                    Places where Collateral is kept (if different from A):

D.                                    Places where records concerning the Collateral are kept
(if different from A):

2.                                      Complete name, street, mailing, city, county and state addresses of any person or entity other than the Grantor that has or is intended to have possession of any of the Collateral:

3.                                      Description of any Intellectual Property registered with a Governmental Agency:

MARK	DATE ISSUED	REGISTRATION NUMBER	SECTIONS 8 & 15 AFFIDAVIT DUE DATE	RENEWAL DATE

Exhibit C
to Amended and Restated Security Agreement

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

5.                                      Uniform Commercial Code Filings

Grantor	Office Where Financing Statement Is to Be Filed

6.                                      Copyright, Patent and Trademark Filings

[List all filings]

7.                                      Actions with respect to Investment Property

[Describe all actions required to obtain “control” of Investment Property]

8.                                      Other Actions

[Describe other actions to be taken]